EXHIBIT 10.1

LIMITED WAIVER, JOINDER AND SECOND AMENDMENT TO
LOAN AND SECURITY AGREEMENT

This Limited Waiver, Joinder and Second Amendment to Loan and Security Agreement (the “Second Amendment”) is made as of this 20th day of November, 2018, by and among:

SANTANDER BANK, N.A., a national bank having a place of business at 28 State Street, Boston, Massachusetts 02109 (the “Lender”);

JANEL GROUP, INC., a New York corporation (“Janel”), THE JANEL GROUP OF GEORGIA, INC., a Georgia corporation (“Georgia”, and together with Janel, individually and collectively, and jointly and severally referred to herein as “Borrower”);

JANEL CORPORATION, a Nevada corporation (“Parent”), and AVES LABS, INC., an Oregon corporation (“Aves”), each as a Loan Party Obligor; and

HONOR WORLDWIDE LOGISTICS LLC, a Texas limited liability company (“Honor WW”), HWL BROKERAGE LLC, a Texas limited liability company (“HWL”), GLOBAL TRADING RESOURCES, INC., an Oregon corporation (“Global”, and together with Honor WW and HWL, each, a “New Borrower”).

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H:

WHEREAS, Janel, Georgia, the Parent, certain other Subsidiaries of the Parent, and the Lender entered into that certain Loan and Security Agreement dated as of October 17, 2017, as amended pursuant to that certain Limited Waiver, Joinder and First Amendment to Loan and Security Agreement, dated as of March 21, 2018 (together with any further modifications, amendments, and restatements thereof, the “Agreement”);

WHEREAS, the Loan Parties have requested that the Lender waive on a limited basis, and modify and amend, certain terms and conditions of the Agreement; and

WHEREAS, in connection therewith, among other things, each New Borrower desires to become a party to, and to be bound by, the terms of the Agreement and the other Loan Documents and to become a Borrower in the same capacity and to the same extent as the existing Borrowers thereunder and, in connection therewith, the parties desire to amend the Agreement as set forth herein; and

WHEREAS, the Lender has agreed to waive on a limited basis, and modify and amend, certain terms and conditions of the Agreement, all as provided for herein.

NOW, THEREFORE, it is hereby agreed among the parties hereto as follows:

1.	Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Agreement.

2.
Release of Aves. For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Lender, the Lender hereby releases Aves from any and all of its Obligations, except for those that survive pursuant to the provisions of Section 6.3 of the Agreement. The Lender hereby agrees to execute and deliver to Aves, at the Borrower’s cost and expense, UCC termination statements to terminate the Lender’s Lien on the Collateral owned by Aves.

3.	Mergers/Oaxaca Warrant.

a.
The Loan Parties hereby warrant and represent to the Lender that prior to the Second Amendment Effective Date (i) each of (a) PCL, (b) Alpha, and (c) Byrnes have merged with and in and to Janel as permitted by Section 5.27(a)(i) of the Agreement, with Janel being the surviving corporation, (ii) such mergers have been completed in compliance with all applicable laws, and (iii) the Loan Parties have provided the Lender with true and complete copies of the documents evidencing such mergers, including such documents filed with the applicable Governmental Authorities.

b.
The Loan Parties hereby covenant with the Lender that, on or before April 30, 2019, (i) they shall provide Lender with evidence that Liberty has merged with and in and to Janel as permitted by Section 5.27(a)(i) of the Agreement, with Janel being the surviving corporation, and that such merger has been completed in compliance with all applicable laws, and (ii) the Loan Parties shall provide the Lender with true and complete copies of the documents evidencing such merger, including, but not limited to, such documents filed with the applicable Governmental Authorities of the State of Rhode Island.

c.
The Loan Parties hereby warrant and represent to the Lender that (i) prior to the Second Amendment Effective Date, Oaxaca fully exercised its warrant rights pursuant to the Oaxaca Warrant and that as of the Second Amendment Effective Date, the Oaxaca Warrant is no longer in force or effect, and (ii) a portion of the September 2018 Distribution (defined below) in the amount of $1,000,000 was used by Oaxaca to acquire the 250,000 shares of common stock of the Parent at $4.00 per share pursuant to the terms and conditions of the Oaxaca Warrant.

4.	Amendments to Agreement.

a.	Schedule B of the Agreement (Definitions) is hereby amended as follows:

i.	By inserting the following new definitions in their correct alphabetical order:

A)	“Antibodies” means Antibodies Incorporated, a California corporation, successor by merger with AB Merger Sub, Inc., a California corporation. Antibodies is a wholly owned Subsidiary of Parent.”

B)
“Antibodies Guaranty” means that certain Commercial Guaranty dated June 14, 2018 pursuant to which the Parent has guaranteed the obligations and liabilities (as defined therein) of Antibodies to First Northern Bank of Dixon Sacramento Branch.”

C)	“Global” means Global Trading Resources, Inc., an Oregon corporation.

D)	“Honor Earn-Out” means the term “Basic Earn-Out” as defined in the Honor WW Acquisition Documentation.

E)	“Honor Interests” means the term “Honor Interests” as defined in the Honor WW Acquisition Documentation.

F)	“Honor WW” means Honor Worldwide Logistics LLC, a Texas limited liability company.

G)	“Honor WW Acquisition” means the acquisition by Janel of all of the Honor Interests in accordance with the provisions of this Agreement and the Honor WW Acquisition Documentation.

H)
“Honor WW Acquisition Documentation” means that certain Membership Interest Purchase Agreement dated as of November 20, 2018 by and among Janel, as purchaser, and Honor, Onor Group LLC and Biehl Logistics LLC, as sellers, together with any other documents executed and delivered in connection therewith.

I)	“HWL” means HWL BROKERAGE LLC, a Texas limited liability company, and a wholly owned Subsidiary of Honor WW.

J)
“Onor Closing Note” means the promissory note, dated on or about the Second Amendment Effective Date, in the principal amount of $456,813.35 payable to John Onorato in twelve consecutive quarterly installments of principal plus accrued interest at the rate of 6.75% per annum.

K)	“Sea Cargo” means Sea Cargo Inc., a California corporation.

L)	“Sea Cargo Acquisition” means the acquisition by Janel of all of the Sea Cargo Assets in accordance with the provisions of this Agreement and the Sea Cargo Acquisition Documentation.

M)
“Sea Cargo Acquisition Documentation” means that certain Asset Purchase Agreement dated as of September 21, 2018, and amended on October 15, 2018, by and among Janel, as purchaser, and Sea Cargo, and the stockholders of Sea Cargo, Shane J. Kennedy and Joseph E. Kennedy, together with any other documents executed and delivered in connection therewith.

N)	“Sea Cargo Assets” means the term “Sea Cargo Assets” as defined in the Sea Cargo Acquisition Documentation.

O)	“Sea Cargo Earn-Out” means the term “Earn-Out” as defined in the Sea Cargo Acquisition Documentation.

P)
“Second Amendment” means that certain Limited Waiver, Joinder and Second Amendment to Loan and Security Agreement dated as of the Second Amendment Effective Date by and among the Lender and the Borrowers, Honor WW, HWL and Global as Borrowers, Aves, and the Parent.

Q)
“Second Amendment Designated Deposit Accounts” means the following deposit accounts ending with the following numbers and identified in Section 3 of the Disclosure Schedule: U.S. Bank National Association: xxx7587 and Bank of America, N.A.: xxx6622.

R)	“Second Amendment Effective Date” means November 20, 2018.

S)
“September 2018 Distribution” means the one-time distribution made on September 27, 2018 by Janel to Parent in the amount of $1,078,298.13, of which (i) $1,000,000 was in turn distributed by Parent to Oaxaca, as a holder of shares of Parent’s Series C Cumulative Preferred Stock (the “Series C Stock”), to fund the purchase by Oaxaca of the 250,000 shares of common stock of the Parent at $4.00 per share pursuant to the terms and conditions of the Oaxaca Warrant, and (ii) $78,298.13 was in turn distributed by Parent to the other holders of the Series C Stock.

T)	“Subject Acquisitions” means the Honor WW Acquisition and the Sea Cargo Acquisition.”

ii.	By amending the following definitions:

A)	The definition of “Debt Service Coverage Ratio” is hereby restated as follows:

““Debt Service Coverage Ratio” means, for the applicable period, for the Loan Parties and their Subsidiaries on a consolidated basis, the ratio of (i) EBITDA minus Cash Taxes minus distributions and dividends paid minus unfinanced Capital Expenditures to (ii) CMLTD plus Interest Expense paid. Notwithstanding the foregoing subclause (i), the First Amendment Distribution and the September 2018 Distribution will not be included in the total of distributions and dividends paid for purposes of the calculation set forth in subclause (i).”

B)	The definition of “Debt Service Coverage Ratio (Borrower Group)” is hereby restated as follows:

“Debt Service Coverage Ratio (Borrower Group)” means, for the applicable period, for the Borrower and its Subsidiaries on a consolidated basis, the ratio of (i) EBITDA minus Cash Taxes minus distributions and dividends paid minus unfinanced Capital Expenditures to (ii) CMLTD plus Interest Expense paid.
Notwithstanding the foregoing subclause (i), the First Amendment Distribution and the September 2018 Distribution will not be included in the total of distributions and dividends paid for purposes of the calculation set forth in subclause (i).”

b.	Section 3.3 of the Agreement (Further Assurances) is hereby amended by adding the following new paragraph at the end thereof:

“On or before December 20, 2018 (or such longer period of time as may be agreed in writing by Lender in its sole discretion), the Borrower shall deliver to Lender updated evidence of the insurance coverage required by Section 5.14, amended to add as named insureds the New Borrowers.”

c.	Section 4.1 of the Agreement (Lock Boxes and Blocked Accounts) is hereby amended by adding the following new paragraph at the end thereof:

“Notwithstanding anything in this Agreement to the contrary, the Loan Party Obligors may, until April 19, 2019 (the “Second Amendment Designated Deposit Accounts Expiration Date”), maintain the Second Amendment Designated Deposit Accounts with the current depository institutions subject to the terms of this paragraph. The outstanding principal balance of each Second Amendment Designated Deposit Accounts shall not at any time exceed $250,000, and the Loan Party Obligors shall, at Lender’s request, provide the Lender with written evidence to confirm the same. Not later than the Second Amendment Designated Deposit Accounts Expiration Date, the Loan Party Obligors shall provide Lender with evidence that such Second Amendment Designated Deposit Accounts have been closed, and any and all remaining funds have been transferred to one or more bank accounts subject to a Blocked Account control agreement in favor of Lender. Further, prior to the Second Amendment Designated Deposit Accounts Expiration Date, each Loan Party Obligor agrees to execute, and to cause its depository banks and other account holders to execute, such Lock Box and Blocked Account control agreements and other documentation regarding the Second Amendment Designated Deposit Accounts as Lender shall reasonably require from time to time in connection with the foregoing, all in form and substance reasonably acceptable to Lender.”

d.	Section 5.27 of the Agreement (Negative Covenants) is hereby amended as follows:

i.	Clause (ii) of subclause (a) is hereby deleted in its entirety and the following substituted in its stead:

“(ii) new Subsidiaries of a Loan Party Obligor may be formed so long as such Subsidiary is joined as a Loan Party Obligor hereunder, provided that with respect to a Subsidiary formed by the Parent, such Subsidiary shall be joined as Loan Party Obligor if such Subsidiary was formed or acquired by the Parent directly or indirectly with the proceeds of the Revolving Loans, and”

ii.	Clause (iv) of subclause (e) (for avoidance of doubt, as most recently amended by the First Amendment) is hereby deleted in its entirety and the following substituted in its stead:

“(iv) Reserved.”

iii.	Subclause (f) (for avoidance of doubt, as most recently amended by the First Amendment) is hereby deleted in its entirety and the following substituted in its stead:

“(f) incur any Indebtedness other than (i) the Obligations, (ii) Permitted Indebtedness, and (iii) other Indebtedness which is unsecured and does not exceed $250,000 in the aggregate at any one time;”

iv.	Clause (iii) of subclause (h) is hereby deleted in its entirety and the following substituted in its stead:

“(iii) as to Parent only, Parent may guaranty or otherwise become liable for the foregoing (A) as to INDCO, and (B) pursuant to the Antibodies Guaranty.”

v.	Subclause (m) (for avoidance of doubt, as most recently amended by the First Amendment) is amended by deleting the following text:

“(except (i) as to Parent as to which the foregoing shall not apply, and (ii) as to Aves, as to which the foregoing shall not apply as Aves is in the business of producing high-affinity custom chicken antibodies)”

and substituting the following in its stead:

“(except as to Parent as to which the foregoing shall not apply)”

vi.	Subclause (q) is hereby deleted in its entirety and the following substituted in its stead:

“(q) agree, consent, permit or otherwise undertake to amend or otherwise modify any of the terms or provisions of (i) any Loan Party Obligor’s Organic Documents, (ii) the Honor WW Acquisition Documentation relating to the Honor Earn-Out, (iii) Sea Cargo Acquisition Documentation relating to the Sea Cargo Earn-Out, or (iv) the Onor Closing Note, except, in each instance, for such amendments or other modifications required by applicable law or that are not adverse to Lender, and then, only to the extent such amendments or other modifications are fully disclosed in writing to Lender no less than five (5) Business Days prior to being effectuated;”

vii.	The following is hereby added as a new subclause (t):

“(t) make any payment on account of the Honor Earn-Out, the Sea Cargo Earn-Out, or the Onor Closing Note, unless, in each instance, the Restricted Payment Conditions are satisfied.”

e.	Schedule A (Description of Terms) is hereby amended as follows:

i.
by deleting the reference to “$11,000,000” in row 1 (a) thereof (Maximum Revolving Facility Amount) (for avoidance of doubt, as most recently amended by the First Amendment), and substituting “$17,000,000” in its stead;

ii.
by deleting the reference to “$2,000,000” in row 1 (c) thereof (Foreign Accounts Sublimit) (for avoidance of doubt, as most recently amended by the First Amendment), and substituting “$2,500,000” in its stead;

iii.	by deleting the reference to “$500,000” in row 1 (e) (sic) thereof (Letter of Credit Limit), and substituting the following in its stead:

“(d) Letter of Credit Limit: $1,000,000”

f.	Schedule B (Definitions) is hereby amended as follows:

i.	The definition of “Loan Party” is hereby restated in its entirety as follows:

““Loan Party” means, individually, Parent, Borrower, or any Subsidiary; and “Loan Parties” means, collectively, Parent, Borrower and all Subsidiaries; provided however, excluding INDCO and its Subsidiaries, Aves, and Antibodies, and their respective Subsidiaries, each of which are wholly-owned Subsidiaries of Parent.”

ii.	The definition of “Permitted Acquisition” is hereby amended by deleting the reference to “$2,500,000” in clause (c) thereof, and substituting “$4,000,000” in its stead.

iii.	The definition of “Permitted Indebtedness” is hereby amended by deleting the reference to “$500,000” in clause (g) thereof, and substituting “$1,000,000” in its stead.

g.	The Disclosure Schedule is hereby amended and restated as set forth on the Disclosure Schedule attached hereto.

h.	Additional Representations, Warranties and Covenants Regarding Subject Acquisitions and Global.

In addition to the representations, warranties and covenants set forth in Article 5 of the Agreement, the Loan Party Obligors make the following representations, warranties and covenants as of the Second Amendment Effective Date with respect to the Subject Acquisitions, which representations, warranties and covenants are made on the terms and conditions set forth in the preamble paragraph of Article 5:

i.
Loan Party Obligors have delivered to Lender a complete and correct copy of the Honor WW Acquisition Documents and the Sea Cargo Acquisition Documents, including all schedules and exhibits thereto. The execution, delivery and performance of each of the Honor WW Acquisition Documents and the Sea Cargo Acquisition Documents, have been duly authorized by all necessary action on the part of Janel. Each Honor WW Acquisition Document and each Sea Cargo Acquisition Document is the legal, valid and binding obligation of Janel, enforceable against Janel in accordance with its terms, in each case, except (i) as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting generally the enforcement of creditors’ rights and (ii) the availability of the remedy of specific performance or injunctive or other equitable relief is subject to the discretion of the court before which any proceeding therefor may be brought. Janel is not in default in the performance or compliance with any provisions thereof. All representations and warranties made by Janel in the Honor WW Acquisition Documents and the Sea Cargo Acquisition Documents and in the certificates delivered in connection therewith are true and correct in all material respects. To Janel’s knowledge, none of the seller’s representations or warranties in the Honor WW Acquisition Documents or the Sea Cargo Acquisition Documents contain any untrue statement of a material fact or omit any fact necessary to make the statements therein not misleading, in any case that could reasonably be expected to result in a Material Adverse Effect. Each of Honor Earn-Out and the Sea Cargo Earn-Out are unsecured Indebtedness.

ii.
No Default or Event of Default exists as of the Second Amendment Effective Date (other than Defaults or Events of Default being waived pursuant to Section 4 hereof) or would arise from the consummation of such Honor WW Acquisition or such Sea Cargo Acquisition;

iii.
After giving effect to the completion of the Honor WW Acquisition and the Sea Cargo Acquisition, the Loan Party Obligors shall have complied with the definition of Permitted Acquisition unless any provision thereof has previously been waived by the Lender;

iv.
After giving effect to the Honor WW Acquisition and this Second Amendment, Janel will own, directly, 100% of the equity interests of Honor WW and shall control all of the voting interests or shall otherwise control the governance of Honor WW, will have good title to the assets acquired pursuant to the Honor WW Acquisition Agreement, free and clear of all Liens other than Permitted Liens, and Lender shall have a first priority Lien in all of the assets of Honor WW, subject to Permitted Liens;

v.
After giving effect to the Sea Cargo Acquisition and the Second Amendment, Janel will have good title to the Sea Cargo Assets acquired pursuant to the Sea Cargo Acquisition Agreement, free and clear of all Liens other than Permitted Liens, and Lender shall have a first priority Lien in the Sea Cargo Assets, subject to Permitted Liens;

vi.
When completed, the Honor WW Acquisition and the Sea Cargo Acquisition will each have been consummated in all material respects, in accordance with all applicable laws and this Agreement and all requisite approvals by Governmental Authorities having jurisdiction over Janel and Honor WW and Sea Cargo and, to Janel’s knowledge, the seller, with respect to the Honor WW Acquisition, have been obtained (including filings or approvals required under the Hart-Scott-Rodino Antitrust Improvements Act), except for any approval the failure to obtain could not reasonably be expected to be material to the interests of the Lender.

vii.
The acquisition of the equity interests of Global has been consummated in all material respects, in accordance with all applicable laws and this Agreement and all requisite approvals by Governmental Authorities having jurisdiction over the Janel and Global, and, to Janel’s knowledge, the seller, with respect to the acquisition by Janel of the equity interests of Global, have been obtained (including filings or approvals required under the Hart-Scott-Rodino Antitrust Improvements Act), except for any approval the failure to obtain could not reasonably be expected to be material to the interests of the Lender.

5.
Limited Waivers. The Loan Party Obligors have requested that the Lender provide the following limited waivers (the “Limited Waivers”) and amend the Agreement to reflect the same, and the Lender has agreed to provide such Limited Waivers and amend the Agreement to reflect the same, but only on the terms and conditions set forth herein:

a.
The Loan Party Obligors have advised the Lender that (i) Order Logistics, Inc. (“Logistics”), a Subsidiary of the Parent, and (ii) Janel Ferrara Logistics, LLC (“Ferrara”), a Subsidiary of the Parent, each of which are not Loan Party Obligors, are defunct and inactive corporations. Parent intends to merge each of Logistics and Ferrara in and to Janel, in accordance with applicable law, with Janel being the surviving corporation in each instance (each, a “Subject Merger”). Pursuant to Section 5.27(a) of the Agreement, among other things, the Loan Party Obligors are prohibited from merging and consolidating or acquiring any interest in any Person other than another Loan Party Obligor. On the Second Amendment Effective Date, the Lender hereby waives the provisions of said Section 5.27(a), and consent to the Subject Mergers. The Limited Waiver of the foregoing provisions of Section 5.27(a) is a one-time waiver only, which relates solely to the Subject Mergers and shall not be deemed to constitute an agreement by the Lender to waive the provisions of Section 5.27(a) (or any other provision of the Agreement) in the future. The Loan Party Obligors shall provide the Lender with written evidence of the completion of each Subject Merger within ten (10) Business Days after the effectiveness thereof.

b.
Pursuant to Section 5.27(h) of the Agreement, among other things, the Parent is prohibited from guarantying the obligations of others, as more particularly provided for therein. Notwithstanding the foregoing, the Loan Party Obligors have requested that the Lender waive the provisions of said Section 5.27(h) that prohibit the Parent from guarantying the obligations of others, and allow the Parent to execute and deliver the Antibodies Guaranty. On the Second Amendment Effective Date, the Lender hereby waives the provisions of Section 5.27(h), retroactive to June 14, 2018, that prohibit the Parent from executing and delivering the Antibodies Guaranty. The Limited Waiver of the foregoing provisions of Section 5.27(h) is a one-time waiver only, which relates solely to the Antibodies Guaranty and shall not be deemed to constitute an agreement by the Lender to waive the provisions of Section 5.27(h) (or any other provision of the Agreement) in the future.

c.
Pursuant to Section 5.27(i)(a) of the Agreement, among other things, the Loan Party Obligors are prohibited from paying or declaring dividends or distributions on any Loan Party’s stock or other equity interest except for Permitted Dividends. Notwithstanding the foregoing, the Loan Party Obligors have requested that the Lender waive the provisions of said Section 5.27(i)(a) solely with respect to the September 2018 Distribution. On the Second Amendment Effective Date, the Lender hereby waives the provisions of Section 5.27(i)(a), retroactive to September 27, 2018, that prohibit the making of the September 2018 Distribution. The Limited Waiver of the foregoing provisions of Section 5.27(i)(a) is a one- time waiver only, which relates solely to the September 2018 Distribution and shall not be deemed to constitute an agreement by the Lender to waive the provisions of Section 5.27(i)(a) (or any other provision of the Agreement) in the future.

6.
Joinder and Assumption of Obligations. As of the Second Amendment Effective Date, each New Borrower hereby acknowledges that it has received and reviewed a copy of the Agreement and the other Loan Documents, and hereby:

a.	joins in the execution of, and becomes a party to, the Agreement and the other Loan Documents as a Borrower thereunder, as indicated with its signature below;

b.
covenants and agrees to be bound by all covenants, agreements, liabilities and acknowledgments of a Borrower under the Agreement and the other Loan Documents as of the date hereof (other than covenants, agreements, liabilities and acknowledgments that relate solely to an earlier date), in each case, with the same force and effect as if such New Borrower was a signatory to the Agreement and the other Loan Documents and was expressly named as a Borrower therein;

c.
makes all representations, warranties, and other statements of a Borrower under the Agreement and the other Loan Documents, as of the date hereof (other than representations, warranties and other statements that relate solely to an earlier date), in each case, with the same force and effect as if such New Borrower was a signatory to the Agreement and the other Loan Documents and was expressly named as a Borrower therein;

d.	assumes and agrees to perform all applicable duties and Obligations of a Borrower under the Agreement and the other Loan Documents; and

e.	without limiting the provisions of subparagraph a above, each New Borrower hereby agrees as follows:

To secure the full payment and performance of all of the Obligations, New Borrower hereby assigns to Lender and grants to Lender a continuing security interest in all property of such New Borrower, whether tangible or intangible, real or personal, now or hereafter owned, existing, acquired or arising and wherever now or hereafter located, and whether or not eligible for lending purposes, including: (i) all Accounts (whether or not Eligible Accounts) and all Goods whose sale, lease or other disposition by such New Borrower has given rise to Accounts and have been returned to, or repossessed or stopped in transit by, such New Borrower; (ii) all Chattel Paper (including Electronic Chattel Paper), Instruments, Documents, and General Intangibles (including all patents, patent applications, trademarks, trademark applications, trade names, trade secrets, goodwill, copyrights, copyright applications, registrations, licenses, software, franchises, customer lists, tax refund claims, claims against carriers and shippers, guarantee claims, contracts rights, payment intangibles, security interests, security deposits and rights to indemnification); (iii) all Inventory; (iv) all Goods (other than Inventory), including Equipment, Farm Products, Health-Care-Insurance Receivables, vehicles, and Fixtures; (v) all Investment Property, including all rights, privileges, authority, and powers of such New Borrower as an owner or as a holder of Pledged Equity, including all economic rights, all control rights, authority and powers, and all status rights of such New Borrower as a member, equity holder or shareholder, as applicable, of each Issuer; (vi) all Deposit Accounts, bank accounts, deposits and cash; (vii) all Letter-of-Credit Rights; (viii) all Commercial Tort Claims; (ix) all Supporting Obligations; (x) any other property of such New Borrower now or hereafter in the possession, custody or control of Lender or any agent or any parent, Affiliate or Subsidiary of Lender or any Participant with Lender in the Loans, for any purpose (whether for safekeeping, deposit, collection, custody, pledge, transmission or otherwise); and (xi) all additions and accessions to, substitutions for, and replacements, products and Proceeds of the foregoing property, including proceeds of all insurance policies insuring the foregoing property, and all of such New Borrower’s books and records relating to any of the foregoing and to such New Borrower’s business.

7.
Ratification of Loan Documents/Waiver. Except as provided for herein, all terms and conditions of the Agreement or the other Loan Documents remain in full force and effect. Each Loan Party Obligor each hereby ratifies, confirms, and reaffirms all representations, warranties, and covenants contained therein and acknowledges and agrees that the Obligations, as amended hereby, are and continue to be secured by the Collateral. Each Loan Party Obligor acknowledges and agrees that each such Loan Party Obligor does not have any offsets, defenses, or counterclaims against the Lender arising out of the Agreement or the other Loan Documents, and to the extent that any such offsets, defenses, or counterclaims arising out of the Agreement or the other Loan Documents may exist, each such Loan Party Obligor hereby WAIVES and RELEASES the Lender therefrom.

8.
Amendment Fee. In consideration of Lender’s agreement to enter into this Second Amendment, the Borrowers hereby acknowledge that the Lender has earned an amendment fee in the amount of $7,500 (the “Amendment Fee”). The Amendment Fee shall be fully earned as of the Second Amendment Effective Date hereof and shall not be subject to refund or rebate under any circumstances.

9.	Conditions to Effectiveness. This Second Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Lender:

a.	This Second Amendment shall have been duly executed and delivered by the respective parties hereto and, shall be in full force and effect and shall be in form and substance satisfactory to the Lender.

b.	New Borrower and the other Loan Party Obligors shall have executed and delivered such documents and agreements set forth on the Closing Checklist as required by Lender.

c.	The Borrower shall have paid to the Lender all other fees and expenses then due and owing pursuant to the Agreement and this Second Amendment, including, without limitation, the Amendment Fee.

d.	The Subject Acquisitions shall occur contemporaneously with the execution and delivery of this Second Amendment.

e.	No Default or Event of Default shall exist.

10.	Miscellaneous.

a.
This Second Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

b.	The provisions of Section 10.15 (Governing Law) and 10.16 (Consent to Jurisdiction; Waiver of Jury Trial) are specifically incorporated herein by reference.

c.
This Second Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

d.
Any determination that any provision of this Second Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Second Amendment.

e.
The Borrower shall pay on demand all costs and expenses of the Lender, including, without limitation, reasonable attorneys’ fees in connection with the preparation, negotiation, execution and delivery of this Second Amendment.

f.
The Loan Party Obligors each warrants and represents that such Person has consulted with independent legal counsel of such Person’s selection in connection with this Second Amendment and is not relying on any representations or warranties of the Lender or its counsel in entering into this Second Amendment.

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IN WITNESS WHEREOF, the parties have hereunto caused this Second Amendment to be executed and their seals to be hereto affixed as of the date first above written.

LENDER

SANTANDER BANK, N.A.

By:	/s/ Pierre A. Desbiens
Name:	Pierre A. Desbiens
Its:	Senior Vice President

By:	/s/ Jeffrey G. Millman
Name:	Jeffrey A. Millman
Its:	Regional Credit Manager

BORROWER

JANEL GROUP, INC., a New York corporation

By:	/s/ Dominique Schulte
Name:	Dominique Schulte
Its:	Vice President

THE JANEL GROUP OF GEORGIA, INC., a Georgia corporation

By:	/s/ Dominique Schulte
Name:	Dominique Schulte
Its:	Vice President

GLOBAL TRADING RESOURCES, INC., an Oregon corporation

By:	/s/ Dominique Schulte
Name:	Dominique Schulte
Its:	Vice President

Signature Page to Limited Waiver, Joinder and Second Amendment to Loan and Security Agreement

HONOR WORLDWIDE LOGISTICS LLC, a Texas limited liability company

By:	/s/ Dominique Schulte
Name:	Dominique Schulte
Its:	Vice President

HWL BROKERAGE LLC, a Texas limited liability company

By:	/s/ Dominique Schulte
Name:	Dominique Schulte
Its:	Vice President

LOAN PARTY OBLIGORS

JANEL CORPORATION, a Nevada corporation

By:	/s/ Dominique Schulte
Name:	Dominique Schulte
Its:	President and Chief Executive Officer

AVES LABS, INC., an Oregon corporation (which shall be deemed to be released as Loan Party Obligor in accordance with the provisions of this Second Amendment)

By:	/s/ Dominique Schulte
Name:	Dominique Schulte
Its:	President

Signature Page to Limited Waiver, Joinder and Second Amendment to Loan and Security Agreement

Disclosure Schedule

Section 1

(a)	Jurisdictions of Formation; Foreign Business Qualifications:

LOAN PARTY	JURISDICTION OF FORMATION	FOREIGN BUSINESS QUALIFICATIONS
Janel Corporation	NV	NV, NY
Janel Group, Inc.	NY	AZ, CA, GA, IL, MA, NJ, NY, OR, PA and RI
The Janel Group of Georgia, Inc.	GA	GA
Global Trading Resource, Inc.	OR	OR
Honor Worldwide Logistics LLC	TX	TX
HWL Brokerage LLC	TX	TX

(b)	Names:

LOAN PARTY OBLIGOR LEGAL NAME	PRIOR LEGAL NAMES	EXISTING TRADE NAMES	PRIOR TRADE NAMES
Janel Corporation	Janel World Trade, Ltd.
Janel Group, Inc.	The Janel Group of New York

(c)	Collateral Locations[1]:

LOAN PARTY OBLIGOR	COLLATERAL DESCRIPTION	COLLATERAL LOCATION OR PLACE OF BUSINESS (INCLUDING CHIEF EXECUTIVE OFFICE)	OWNER/LESSOR (IF LEASED)

1 Limit representation to chief executive office and offices where there is equipment valued in the aggregate at more than $25,000

Disclosure Schedule - 1

Janel Group, Inc.	Books and Records	303 Merrick Road, Suite 400, Lynbrook, NY 11563	303 Merrick, LLC
Global Trading Resources, Inc.	Books and Records	5933 NE 80th Avenue Portland, OR 97218	Columbia/80 LLC
Honor Worldwide Logistics, LLC	Books and Records	5200 Hollister St, STE 101, Houston, TX 77040	Sid Gaudet, Biehl Real Estate Ltd.

(d)	Collateral in Possession of Lessor, Bailee, Consignee, or Warehouseman:

None

(e)	Litigation:

(f)	Capitalization of Loan Parties:

Loan Party	Equity-holder	Equity Description	Percentage of Outstanding Equity Issued by Loan Party	Certificate (Indicate No.)
Janel Corporation	Public Company	4,500,000 Common Shares 100,000 Preferred 5,700 Preferred B 20,000 Preferred C	18% (817,951 Common Stock) 22% (1,270 Preferred B) (100%) 20,000 Preferred C
Janel Group, Inc.	100% Janel Corporation	2,000 Shares	5% (100 shares)
The Janel Group of Georgia, Inc.	100% Janel Corporation	1,000 Shares	100% Janel Corporation
Global Trading Resources, Inc.	100% Janel Corporation	100,000 Shares	(11.6%) 11,600 Shares
Honor Worldwide Logistics, LLC	100% Janel Group, Inc.	None	None
HWL Brokerage LLC	100% Honor Worldwide Logistics, LLC	None	None

Disclosure Schedule - 2

	(g)	Other Investment Property	None

	(h)	Material Contracts	None

2.	Commercial Tort Claims		None

3.	Deposit Accounts / Other accounts:

Loan Party Obligor	Name of Financial Institution	Account Number (* indicates account is approved for funding of loan proceeds)	Purpose of Account	Is the Account a “Restricted Account” as defined in Schedule B (Yes or No?)
Janel Corporation	[Redacted]	[Redacted]	[Redacted]
Janel Group, Inc.	[Redacted]	[Redacted]	[Redacted]
Janel Group, Inc.	[Redacted]	[Redacted]	[Redacted]
Janel Group, Inc.	[Redacted]	[Redacted]	[Redacted]
Janel Group, Inc.	[Redacted]	[Redacted]	[Redacted]
Janel Corp – Global Trading Resources, Inc.	[Redacted]	[Redacted]	[Redacted]
Honor Worldwide Logistics LLC	[Redacted]	[Redacted]	[Redacted]

4.	Intellectual Property:

(a)	Patents and Patent Licenses:	None

(b)	Trademarks and Trademark Licenses:	None

(c)	Copyrights and Copyright Licenses:	None

Disclosure Schedule - 3

5.	Insurance:

Janel Corporation management liability policy insured by Continental Casualty Company (attached)
Janel Group, Inc. general, property and vehicle liability policy insured by Great American Insurance Group (attached)

Disclosure Schedule - 4

6.	Permitted Indebtedness:

7.	Permitted Liens: None

1(h). Material Contracts

(i)	Employment Agreements

(ii)	Collective Bargaining

NONE

(iii)	Managerial or Consulting Agreements

(iv)	Agreement regarding assets or operations

NONE

(v)	Patent, Trademark, Copyright Licenses

NONE

(vi)	Distribution or Supply Agreements

NONE

(vii)	Customer agreements

NONE

(viii)	LLC Agreements

•	Honor Worldwide Logistics, LLC

Disclosure Schedule - 5

(ix)	Real Estate Leases

•	303 Merrick Road, Suite 400, Lynbrook, NY 11563 (office)
Lessee: Janel Group, Inc.
Lessor:  303 Merrick, LLC
•	510 Thornall Street, Suite 390, Edison, NJ 08837 (office)
Lessee: Janel Group, Inc.
Lessor:  Bergman Real Estate Group, LLC
•	108D Erickson Avenue, Essington, PA 19029 (office)
Lessee: Janel Group, Inc.
Lessor: H&H Associates
•	510 Plaza Drive Suite 2285 Atlanta, GA 30349 (office)
Lessee: Janel Group, Inc.
Lessor: Associates Equity Fund, LLC
•	1099 Pratt Boulevard, Elk Grove Village, IL 60007 (office)
Lessee: Janel Group, Inc.
Lessor: Axis Warehouse, LLC
•	369 Van Ness Way, Suite 701, Torrance, CA 90501 (office)
Lessee: Janel Group, Inc.
Lessor: 357 Van Ness Way, LLC
•	2 Pleasant Street Pawtucket, RI 02860 (office)
Lessee: Janel Group, Inc.
Lessor: EB Properties, Inc.
•	40 Salem Street, Building 1, Suite 1, Lynnfield, MA 01940 (office)
Lessee: Janel Group, Inc.
Lessor: Stone-Lynnfield, LLC
•	3401 Quebec Street, Suite 6000, Denver, CO 80702 (aka “1 Stapleton Plaza Office Building,
Denver, CO 80702”) (office)
Lessee: Janel Group, Inc.
Lessor: Holualoa Stapleton Office, LLC
•	455 Hickey Boulevard, Suite 330, Daly City, CA 94015 (office)
Lessee: Janel Group, Inc.
Lessor: HBC Associates, LP
•	4455 South Park Avenue, Suite 113, Tucson, AZ 85714 (office)
Lessee: Janel Group, Inc.
Lessor: Gateway Properties, LLC
•	5933 NE 80th Avenue Portland, OR 97218 (office)
Lessee: Janel Group Inc.
Lessor: Columbia/80 LLC
•	5200 Hollister St, STE 101, Houston, TX 77040 (office)
Lessee: Honor Worldwide Logistics, LLC
Lessor: Sid Gaudet, Biehl Real Estate Ltd.
•	1400 Pierside St. Unit 190 Suite B, North Charleston, SC 29405 (office)
Lessee: Honor Worldwide Logistics, LLC
Lessor: Biehl & Co South Carolina LLC

(x)	Agreements which breach of such agreement could result in a Material Adverse Effect

None

Disclosure Schedule - 6

Exhibit A

FORM OF NOTICE OF BORROWING

Santander Bank, N.A.
28 State Street, 10th Floor Boston, MA 02109
Attention: [              ]
Dear [                ]:

Please refer to that certain Loan and Security Agreement, dated as of October 17, 2017, by and among, among others, JANEL GROUP, INC. (“Janel”), THE JANEL GROUP OF GEORGIA, INC. (“Georgia”, and together with Janel, the “Existing Borrowers”), JANEL CORPORATION (“Parent”), and SANTANDER BANK, N.A. (the “Lender”), as amended by that certain Limited Waiver, Joinder and First Amendment to Loan and Security Agreement dated as of March 21, 2018, by and among, among others, the Existing Borrowers, Parent, and Lender, as further amended by that certain Limited Waiver, Joinder and Second Amendment to Loan and Security Agreement dated as of November 20, 2018, by and among Parent, the Existing Borrowers, GLOBAL TRADING RESOURCES, INC. (“Global”), HONOR WORLDWIDE   LOGISTICS LLC (“Honor WW”), HWL BROKERAGE LLC (“HWL”, together with Honor WW, Global, and the Existing Borrowers, each, a “Borrower” and collectively, the “Borrowers”), and the Lender (as the same may be further amended from time to time, the “Loan Agreement”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Loan Agreement. This notice is given pursuant to Section 1.4 and Section 2.6 of the Loan Agreement and constitutes a representation by the undersigned that the conditions specified in Section 1.6 of the Loan Agreement have been satisfied. Without limiting the foregoing, (i) each of the representations and warranties set forth in the Loan Agreement and in the other Loan Documents is true and correct in all respects as of the date hereof (or to the extent any representations or warranties are expressly made solely as of an earlier date, such representations and warranties shall be true and correct as of such earlier date), both before and after giving effect to the Loans requested hereby, and (ii) no Default or Event of Default is in existence, both before and after giving effect to the Loans requested hereby.

Administrative Borrower hereby requests a borrowing under the Loan Agreement as follows:

The aggregate amount of the proposed borrowing  is [                          ]. The requested borrowing date for the proposed borrowing (which is a Business Day) is [                      ], [           ].1

The proposed borrowing is to be a Base Rate Loan or LIBOR Rate Loan with an Interest Period of 1, 2 or 3 month(s).

1 Note: For a LIBOR Rate Loan, notice needs to be given at least 3 Business Days prior to the commencement of the proposed Interest Period.

Administrative Borrower has caused this Notice of Borrowing to be executed and delivered by its officer thereunto duly authorized on [                             ].

Administrative Borrower:

JANEL GROUP, INC., a New York corporation

By:
Name:
Title:

2

Exhibit B

FORM OF LIBOR NOTICE

Santander Bank, N.A.
28 State Street, 10th Floor Boston, MA 02109
Attention: [                         ]

Dear[             ]:

Please refer to that certain Loan and Security Agreement, dated as of October 17, 2017, by and among, among others, JANEL GROUP, INC. (“Janel”), THE JANEL GROUP OF GEORGIA, INC. (“Georgia”, and together with Janel, the “Existing Borrowers”), JANEL CORPORATION (“Parent”), and SANTANDER BANK, N.A. (the “Lender”), as amended by that certain Limited Waiver, Joinder and First Amendment to Loan and Security Agreement dated as of March 21, 2018, by and among, among others, the Existing Borrowers, Parent, and Lender, as further amended by that certain Limited Waiver, Joinder and Second Amendment to Loan and Security Agreement dated as of November 20, 2018, by and among Parent, the Existing Borrowers, GLOBAL TRADING RESOURCES, INC. (“Global”), HONOR WORLDWIDE   LOGISTICS LLC (“Honor WW”), HWL BROKERAGE LLC (“HWL”, together with Honor WW, Global, and the Existing Borrowers, each, a “Borrower” and collectively, the “Borrowers”), and the Lender (as the same may be further amended from time to time, the “Loan Agreement”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Loan Agreement. This notice is given pursuant to Section 2.6 of the Loan Agreement and constitutes a representation by the undersigned that (i) each of the representations and warranties set forth in the Loan Agreement and in the other Loan Documents is true and correct in all respects as of the date hereof (or to the extent any representations or warranties are expressly made solely as of an earlier date, such representations and warranties shall be true and correct as of such earlier date), both before and after giving effect to the Loans requested hereby, and (ii) no Default or Event of Default is in existence, both before and after giving effect to the Loans requested hereby.

This LIBOR Notice represents Administrative Borrower’s request to elect the LIBOR Option with respect to outstanding Revolving Loans in the amount of $          (the “LIBOR Rate Loan”)[, and is a written confirmation of the telephonic notice of such election given to Lender].

The LIBOR Rate Loan will have an Interest Period of 1, 2, or 3 month(s) commencing on _________.

Administrative Borrower:

JANEL GROUP, INC., a New York corporation

By:
Name:
Title:

2

Exhibit D

SANTANDER BANK, N.A.
AUTHORIZED ACCOUNTS FORM

Borrowers’ Names:          JANEL GROUP, INC., a New York corporation (“Janel”), THE JANEL GROUP OF GEORGIA, INC., a Georgia corporation (“Georgia”, and together with Janel, individually and collectively, and jointly and severally referred to herein as “Existing Borrowers”), GLOBAL TRADING RESOURCES, INC., an Oregon corporation (“Global”), HONOR WORLDWIDE LOGISTICS LLC, a Texas limited liability company (“Honor WW”), and HWL BROKERAGE LLC, a Texas limited liability company (“HWL”, together with the Existing Borrowers, Global, and Honor WW, individually and collectively, and jointly and severally referred to herein as “Borrower”).

Loan and Security Agreement Date:  As of October 17, 2017, as amended

I, being an authorized signor of the above Borrower, refer to the above Loan and Security Agreement, as amended by a certain Limited Waiver, Joinder and First Amendment to Loan and Security Agreement dated as of March 21, 2018 between, inter alia, JANEL CORPORATION, a Nevada corporation (“Parent”), the Existing Borrowers, and Santander Bank, N.A. (“Lender”), and as further amended by that certain Limited Waiver, Joinder and Second Amendment to Loan and Security Agreement dated as of November 20, 2018, by and among Parent, the Borrowers, and Lender (as the same may be further amended from time to time, the “Loan Agreement”). This is the Authorized Account Form, referring to authorized operating bank accounts of the Company. Capitalized terms used but not defined herein shall have the meanings given to them  in the Loan Agreement.

Being duly authorized by the Borrower, I confirm that the following operating bank accounts of the Company are the accounts into which proceeds of any Loan may be paid:

Bank	Routing Number	Account Number	Account Name
Santander Bank, N.A.			JANEL GROUP, INC.
Santander Bank, N.A.			THE JANEL GROUP OF GEORGIA, INC.
Santander Bank, N.A.			GLOBAL TRADING RESOURCES, INC.
Santander Bank, N.A.			HONOR WORLDWIDE LOGISTICS LLC
Santander Bank, N.A.			HWL BROKERAGE LLC

JANEL GROUP, INC.
THE JANEL GROUP OF GEORGIA, INC.
GLOBAL TRADING RESOURCES, INC.
HONOR WORLDWIDE LOGISTICS LLC
HWL BROKERAGE LLC

Authorized Signor

Name:
Title:
Date:

2

Exhibit E

FORM OF ACCOUNT DEBTOR NOTIFICATION

[Borrower Letterhead]

[Date]

VIA CERTIFIED MAIL, RETURN RECEIPT REQUESTED

Re: Loan Transaction with Santander Bank, N.A. Ladies and Gentlemen:
Please be advised that we and certain of our affiliates have entered into certain financing arrangements (along with any other financing agreements that we or any of our affiliates may enter into with Lender in the future, the “Financing Arrangements”) with Santander Bank, N.A. (“Lender”), pursuant to which we have granted to Lender a security interest in, among other things, any and all Accounts and Chattel Paper (as those terms are defined in the Uniform Commercial Code) owing by you to us, whether now existing or hereafter arising.

You are authorized and directed to respond to any inquiries that Lender may direct to you from time to time pertaining to the validity, amount, and other matters relating to such Accounts and Chattel Paper. In the event that Lender requests that payment for any Accounts and/or Chattel Paper be made directly to Lender, you are hereby authorized and directed to comply with such instructions, without further authorization or instruction from us.

This authorization and directive shall be continuing and irrevocable until all of the Financing Agreements have been terminated and all obligations thereunder by us and our affiliates have indefeasibly been paid in full in cash.

Very truly yours,

JANEL GROUP, INC.
THE JANEL GROUP OF GEORGIA, INC.
HONOR WORLDWIDE LOGISTICS LLC
HWL BROKERAGE LLC
GLOBAL TRADING RESOURCES, INC.

By:
Name:
Title:

cc: Santander Bank, N.A.

Mail Code: MA2-6560-CB16
28 State Street, 16th Floor Boston, MA 02109
Attention: John P. Nuzzo, Vice President
2386136.2

2

Exhibit F

FORM OF COMPLIANCE CERTIFICATE

[Letterhead of Borrower]

To:      Santander Bank, N.A.
Mail Code: MA2-6560-CB16
28 State Street, 16th Floor Boston, MA 02109
Attention: John P. Nuzzo, Vice President

Re: Compliance Certificate dated _____________

Ladies and Gentlemen:

Reference is hereby made to that certain Loan and Security Agreement, dated as of October 17, 2017, by and among, among others, JANEL GROUP, INC. (“Janel”), THE JANEL GROUP OF GEORGIA, INC. (“Georgia”, and together with Janel, the “Existing Borrowers”), JANEL CORPORATION (“Parent”), and SANTANDER BANK, N.A. (the “Lender”), as amended by that certain Limited Waiver, Joinder and First Amendment to Loan and Security Agreement dated as of March 21, 2018, by and among, among others, the Existing Borrowers, Parent, and Lender, as further amended by that certain Limited Waiver, Joinder and Second Amendment to Loan and Security Agreement dated as of November 20, 2018, by and among Parent, the Existing Borrowers, GLOBAL TRADING RESOURCES, INC. (“Global”), HONOR WORLDWIDE    LOGISTICS LLC (“Honor WW”), HWL BROKERAGE LLC (“HWL”, together with Honor WW, Global, and the Existing Borrowers, each, a “Borrower” and collectively, the “Borrowers”), and the Lender (as the same may be further amended from time to time, the “Loan Agreement”). All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Loan Agreement.

Pursuant  to  Section  5.15  of  the  Loan  Agreement, the undersigned _____________of Borrower hereby certifies (solely in his capacity as an officer of Borrower and not in his individual capacity) that:

1.           The financial statements of the Loan Party Obligors for the  -month period   ending __________attached hereto have been prepared in accordance with GAAP,  and fairly present the financial condition of the Loan Party Obligors for the periods and as of the dates specified herein.

2.            As of the date hereof, there does not exist any Default or Event of Default.

3.          The Loan Party Obligors are in compliance with the applicable financial covenants contained in Section 5.28 of the Loan Agreement for the periods covered by this Compliance Certificate. Attached hereto are statements of all relevant facts and computations in reasonable detail sufficient to evidence the Loan Party Obligors’ compliance with such financial covenants, which computations were made in accordance with GAAP.

[Signature page follows]

IN WITNESS WHEREOF, this Compliance Certificate is executed by the undersigned this ________day of_________________,________.

Borrower:

JANEL GROUP, INC., a New York corporation

By:
Name:
Title:

THE JANEL GROUP OF GEORGIA, INC., a Georgia corporation

By:
Name:
Title:

HONOR WORLDWIDE LOGISTICS LLC, a Texas limited liability company

By:
Name:
Title:

HWL BROKERAGE LLC, a Texas limited liability company

By:
Name:
Title:

GLOBAL TRADING RESOURCES, INC., an Oregon corporation

By:
Name:
Title:

Signature Page to Compliance Certificate

Loan Party Obligors:

JANEL CORPORATION, a Nevada corporation

By:
Name:
Title:

Signature Page to Compliance Certificate